Exhibit 10.3
May 12, 2010
Zvi Greenfeld
Greenfeld-Energy Consulting, Ltd.
10 Rabenu-Tam St.
Tel-Aviv, Israel 63294
Re: Amended & Restated Consulting Agreement Dated April 11, 2006
Dear Mr. Greenfeld:
Pursuant to paragraph 1 of the agreement referenced above (the “Agreement”), this letter serves as notice to you that Delek Refining, Ltd. terminates the Agreement effective November 12, 2010.

Sincerely, DELEK REFINING, LTD. by and through its general partner, Delek U.S. Refining GP, LLC
/s/ Kent B. Thomas
By: Kent B. Thomas
Title:	General Counsel

/s/ Andrew L. Schwarcz